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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          June 27, 1996
                                                --------------------------------

                                  Alumax Inc.
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



          Delaware                      1-12374                   13-2762395
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(STATE OR OTHER JURISDICTION          (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)            IDENTIFICATION NO.)



5655 Peachtree Parkway, Norcross, GA                      30092
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(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)


Registrant's telephone number, including area code        (770) 246-6600
                                                  ------------------------------


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         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                            Page 1 of 8 Total Pages
                        Exhibit Index Located on Page 3
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Item 5. Other Events.


        A. See the Registrant's press release, dated June 27, 1996, which is attached hereto as Exhibit A and incorporated herein by reference.

        B. See the Registrant's press release, dated July 1, 1996, which is attached hereto as Exhibit B and incorporated herein by reference.

        C. See the Registrant's press release, dated July 1, 1996, which is attached hereto as Exhibit C and incorporated herein by reference.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    Alumax Inc.



                                    By: /s/ Helen M. Feeney
                                        -------------------
                                        Helen M. Feeney
                                        Vice President & Corporate Secretary


Date: July 10, 1996





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                                 EXHIBIT INDEX


Exhibit A.       Registrant's press release dated June 27, 1996. See page 4.


Exhibit B.       Registrant's press release dated July 1, 1996. See page 6.


Exhibit C.       Registrant's press release dated July 1, 1996. See page 8.





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                                                                       EXHIBIT A

ALUMAX NEWS
5655 Peachtree Parkway, Norcross, GA 30092-2812
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Contacts:
Thomas R. Hagley
Director, Public & Investor Relations
770/246-6642 Fax: 770/246-6691                                 FOR IMMEDIATE USE

R. Daniel Loh
Manager, Investor Relations
770/246-6752 Fax: 770/246-6691

                         ALUMAX TO SELL CERTAIN OF ITS
                         FABRICATED PRODUCTS BUSINESSES
                        IN EUROPE AND THE UNITED STATES

NORCROSS, GA., June 27, 1996---Alumax Inc. (NYSE: AMX; Toronto: AXI) today announced that it has signed a definitive agreement for the sale to Euramax International, Ltd. of certain of Alumax's Fabricated Products businesses in Western Europe and in the United States.

The sale will not include any Kawneer architectural aluminum operations in Europe or the United States, nor will it include Alumax Magnolia Division in the United States.

Alumax confirmed that it has agreed to sell the businesses for $245 million. The purchase price is subject to adjustment for working capital changes occurring since December 31, 1995. Closing, which is subject to various customary conditions, is expected to occur by September 1996.

The sale will include a group of five companies in Western Europe which focuses on coil coating and fabricating aluminum and steel coils. Other products include steel and aluminum entry doors, recreational vehicle components, composite panels, vehicle components such as seat rails and sunroof frames, and windows for modular construction.

These European companies, which serve the recreational vehicle, home center, home improvement, residential construction and various original equipment manufacturers markets, operate two plants in the United Kingdom, two in France and one in The Netherlands.

The sale will also include more than 30 plants and service centers throughout the United States operated by Alumax Fabricated Products, Inc. Products produced and marketed by these operations include rain carrying systems, roofing and roofing accessories, siding, appliance trims, steel entry doors, vinyl windows and numerous recreational vehicle components.





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The businesses to be sold have total annual sales of approximately $500 million and employ approximately 2,100 people. The group is a leader in aluminum and steel coil coating and fabricating in Europe and in the United States. It is strong in value-added products for the residential remodeling and new construction markets and is an established leader in the large and growing do-it-yourself market.

The divestiture will provide an opportunity for these businesses to grow and prosper and will give Alumax Inc. an opportunity to redeploy resources to further develop its core business, which is in keeping with the company's strategic direction.

The businesses sold to Euramax International, Ltd. in Europe include: Alumax Ellbee Limited and Alumax Coated Products U.K. Limited in England; Alumax Coated Products B.V. in The Netherlands; and Alumax Coated Products S.A. and Alumax Industries S.A. in France. The businesses sold to Euramax International, Ltd. in North America include: Alumax Appliance and Specialty Products, Inc., Alumax Building Products, Inc., Alumax Coated Products, Inc., Alumax Door Products, Inc., and Alumax Home Products Division.

Alumax Inc. is a world leader in aluminum with year-end 1995 assets of more than $3.1 billion and 1995 revenues of more than $2.9 billion.

The company produces and markets primary aluminum ingot, billet and slab and is a major fabricator of value-added aluminum products for the building and construction, transportation, packaging and consumer durables industries.

Euramax International, Ltd. is a new company incorporated under the laws of England and Wales by CVC European Equity Partners, L.P. and certain Citicorp entities.

                                     *****





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                                                                       EXHIBIT B

ALUMAX NEWS
5655 Peachtree Parkway, Norcross, GA 30092-2812
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Contact:
Thomas R. Hagley
Director, Public & Investor Relations
770/246-6642 Fax: 770/246-6691                                 FOR IMMEDIATE USE

R. Daniel Loh
Manager, Investor Relations
770/246-6752  Fax: 770/246-6691


               ALUMAX TO BUY BACK UP TO 2.5 MILLION COMMON SHARES

Norcross, GA., July 1, 1996 -- Alumax Inc. (NYSE: AMX; Toronto: AXI) confirmed today it has been authorized by the company's board of directors to repurchase up to two and a half million shares of its outstanding common stock.

Allen Born, chairman and chief executive officer, said purchases would be made on the open market from time to time at price levels the company deemed desirable and that the company would consider negotiated transactions.

"Alumax's share price, relative to the company's present financial condition and results, is undervalued," Mr. Born said. "This makes the stock purchase program an excellent investment opportunity and one that will help us achieve our long-term goal of improving shareholder value."

Mr. Born noted that Alumax has made significant progress in implementing a strategic plan designed to improve the level, balance and quality of the company's earnings and cash flows -- domestically and internationally.

"We are benefitting from our investment in efficient, lower-cost primary aluminum facilities and from our emphasis on higher-margin, value-added products," he added. "Our focus is on transportation, aluminum's fastest growing market, and on the use of aluminum by emerging economies.

"The future for Alumax is strong. We've achieved a great deal as a company and for our stockholders since we became independent in late 1993. We are determined to achieve even more."





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As of May 31, 1996, Alumax had 44,897,995 shares of common stock outstanding.

Alumax is a world leader in aluminum with year-end 1995 assets of more that $3.1 billion and 1995 revenues of more than $2.9 billion.

The company produces and markets primary aluminum ingot, billet and slab and is a major fabricator of value-added aluminum products for the building and construction, transportation, packaging, and consumer durables industries.

                                     *****





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                                                                       EXHIBIT C

ALUMAX NEWS
5655 Peachtree Parkway, Norcross, GA 30092-2812
- --------------------------------------------------------------------------------
Contact:
Thomas R. Hagley
Director, Public & Investor Relations
770/246-6642  Fax: 770/246-6691                                FOR IMMEDIATE USE

R. Daniel Loh
Manager, Investor Relations
770/246-6752  Fax: 770/246-6691


                 ALUMAX SELLS MINING INTERESTS FOR $160 MILLION


NORCROSS, GA., July 1, 1996--Alumax Inc. (NYSE: AMX; Toronto: AXI) announced today that it has completed the sale of its Mexican mining interests to Minas Penoles, S.A. de C.V., a subsidiary of Alumax's partner, Industrias Penoles, S.A. de C.V., for total consideration of U.S. $160 million.

Alumax said that the sale, which was first disclosed on May 28, 1996, will generate a pretax gain in excess of $90 million in the second quarter of 1996.

Alumax Inc. is a world leader in aluminum with 1995 year-end assets of more than $3.1 billion and 1995 revenues of more than $2.9 billion.

The company produces and markets primary aluminum ingot, billet and slab and is a major fabricator of value-added aluminum products for the building and construction, transportation, packaging and consumer durables industries.

                                     *****





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